STATE STREET RESEARCH
                           -----------------------------------
                                 TAX-EXEMPT FUND
                           -----------------------------------

                             ANNUAL REPORT
                             December 31, 1998


                             ----------------------------
                                    WHAT'S INSIDE
                             ----------------------------
                             From the Chairman

                             Financial markets delivered
                             strong gains in 1998


                             Portfolio Manager's Review

                             Another strong year
                             for municipal bonds

                             Fund Information

                             Facts and figures


                             Plus, Complete Portfolio Holdings
                             and Financial Statements

[Dalbar Key logo]
  For Excellence
         in
Shareholder Service

                                         STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[photo of Ralph F. Verni]


Dear Shareholder:
In 1998, financial markets in the United States and most developed foreign nations delivered strong gains. The U.S. economy boosted personal income and kept unemployment low. Yet growth was moderate enough to hold inflation down to a mere 1.5% for the year. During the summer, the collapse of Russia's currency sent waves through the world's markets, but a fast-acting Federal Reserve Board helped stem a crisis. Currencies continued to slump in many emerging markets. In some, devaluation threatened, with Brazil in the hot seat at year-end.


Stocks

A steep U.S. stock market correction late in the summer was short-lived. Despite signs of slower profit growth, the market staged a comeback in the fourth quarter. Technology stocks and large company growth stocks were the strongest performers, led by Internet stocks which delivered surprising gains. The S&P 500 was up by more than 20% for an unprecedented fourth consecutive year.(1) However, gains were concentrated in a narrow band of stocks. The average stock on the New York Stock Exchange actually lost ground for the year. And the stocks of small and medium-sized companies continued to lag despite a fourth-quarter comeback.


Bonds

Bonds benefited from the Federal Reserve Board's three quick interest rate cuts in autumn. The yield on the bellwether 30-year U.S. Treasury bond fell below 5.0%, then rose slightly at year-end. Not surprisingly, U.S. Treasury bonds led fixed income market performance for the year. Most other segments of the bond market delivered attractive single-digit gains. High-yield bonds disappointed investors, gaining only 0.6% as measured by the First Boston High Yield Index.


International

Foreign markets delivered mixed returns in 1998. In Europe, expectations for the new common currency, the euro, ran high. Although this helped European markets, they did better in the first half of the year than in the second. Most emerging markets were hurt by currencies that continued to slump against the dollar, or by fears of devaluation, which materialized in Russia, then threatened in Brazil. Japan showed some willingness to address its lingering economic problems. But the modest gains attributed to Japanese stocks owned by U.S. investors were primarily the result of a weaker dollar.


Outlook and Opportunities

As investors, you may be asking where the opportunities are in a stock market that has soared for the better part of a decade and a bond market where interest rates are at or near historic lows. My reply: in diversification -- and in markets that have been beaten down, such as small and mid-cap stocks, high-yield bonds, and foreign markets. But every investor has individual goals. Now is a good time to consult your financial professional. And as always, thank you for your confidence in State Street Research funds.


Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman
December 31, 1998

(1)The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index" is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)5.01% for Class B shares; 5.14% for Class C shares; 6.07% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5)The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1998)
--------------------------------------------------------------------------------

Total Value of $10,000 Invested on 12/31/88(3)
(Class A shares, at maximum applicable sales charge)


[mountain chart data begins]

"12/88"       9550
"12/89"      10469
"12/90"      10974
"12/91"      12269
"12/92"      13412
"12/93"      15037
"12/94"      14000
"12/95"      16321
"12/96"      16799
"12/97"      18508
"12/98"      19580


[mountain chart data ends]


Average Annual Total Return
(at maximum applicable sales charge)(3,4,5)
-------------------------------------------------------------------

               Life of Fund
             (Since 8/25/86)     10 Years     5 Years      1 Year
            -----------------   ----------   ---------   ----------
Class A            6.85%          6.95%        4.45%       1.03%
-------------------------------------------------------------------
Class B            6.89%          7.00%        4.30%       0.01%
-------------------------------------------------------------------
Class C            6.89%          7.00%        4.64%       4.14%
-------------------------------------------------------------------
Class S            7.35%          7.57%        5.69%       6.07%
-------------------------------------------------------------------

                            Taxable
                           Equivalent
                             Yield
                          (36% federal
               Yield      tax bracket)
---------------------------------------
Class A         4.21%        6.58%
---------------------------------------
Class B         3.65%        5.70%
---------------------------------------
Class C         3.58%        5.59%
---------------------------------------
Class S         4.66%        7.28%
---------------------------------------

Yield is based on the net investment income for the 30 days ended December 31, 1998. A small portion of the Fund's income may be subject to state and local tax; investors should consult their tax adviser.

PORTFOLIO MANAGER'S REVIEW
Tax-Exempt Fund: Another solid year for municipal bonds

[photo of Paul J. Clifford, Jr.]

Paul J. Clifford, Jr.
Portfolio Manager

We spoke with Paul Clifford, portfolio manager of State Street Research Tax-Exempt Fund, about the Fund's performance for the year ended December 31, 1998 and his views on the period ahead.


Q: How did the Fund perform last year?

A: It was a good year for the Fund relative to its peer group. Class A shares returned 5.79% for the 12 months ended December 31, 1998 [does not reflect sales charge].(2) That was higher than the Lipper average general municipal debt fund, which returned 5.32%. The Fund underperformed the Lehman Brothers Municipal Bond Index, which gained 6.48% for the same period.


Q: Why did the Fund outperform its peer municipal bond funds?

A: We made three key decisions that worked in the Fund's favor. First, we lengthened the duration of the Fund based on the outlook of State Street Research fixed income group. Duration is a measure of the Fund's sensitivity to changes in interest rates. What's more, the timing of our decision to lengthen duration was fortuitous: we lengthened ahead of the decline in interest rates.

Second, we made a decision early in the year to increase the credit quality of the portfolio. The yield premium for lesser-quality bonds had declined substantially, making valuations less compelling. Third, we focused on the structure of our bonds, examining each opportunity for the optimal combination of maturity, price, and call features.


Q: What changes did you make to the composition of the portfolio during the year?

A: We added investments in education, and we increased our exposure to insured bonds. That's not surprising in light of our emphasis on quality. It also reflects a trend in our market: In the past five years, the percentage of bonds that are insured with AAA ratings has grown from 34% to 55%. Insurance premiums have come down, and yields have become increasingly competitive.

We also reduced our exposure to health care bonds and turned cautious on utility bonds, where an evolving regulatory environment has induced uncertainty. Overall, however, we kept the turnover of the Fund quite low for the year.


Q: What is your outlook for municipal bonds in the period ahead?

A: We believe that slowing global economic growth could continue to affect the U.S. economy. As a result, we believe that interest rates could come down even further. Right now the municipal market is inexpensive compared to the U.S. Treasury market.


December 31, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bond Quality Ratings*
(by percentage of long-term investments)

[pie chart data begins]
A    4%
BBB 31%
BB  10%
AAA 35%
AA  20%
[pie chart data ends]

As rated by Standard & Poor's Corporation or Moody's Investors Service, Inc. *17% of the above bonds were unrated and included among relevant rating categories as determined by the Fund's Manager.

Top 5 State Representations
(by percentage of net assets)

[bar chart data begins]

California     15.3%
Florida        12.2%
New York        8.9%
Pennsylvania    6.5%
Texas           6.5%

Total: 49.4%

[bar chart data ends]


Top 5 Sectors
(by percentage of net assets)

[bar chart data begins]

College and university   12.1%
Special sales tax         9.7%
Transit/highway           7.4%
State general
obligation                7.3%
County general
obligation                7.1%

Total: 43.6%

[bar chart data ends]

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1998

--------------------------------------------------------------------------------------------
                                       Principal            Maturity              Value
                                        Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
MUNICIPAL BONDS 103.0%
Alabama 1.3%
Birmingham Airport Authority,
Alabama, Airport Revenue
Refunding Bonds, Series 1999,
Subject to AMT, AMBAC
Insured, 5.25%+ ...................... $1,075,000           7/01/2007            $ 1,108,389

Alabama Public School and
College Authority, Capital
Improvement Bonds, Series
1998, FSA Insured, 4.25% .............  3,000,000          11/01/2018              2,711,910
                                                                                 -----------
                                                                                   3,820,299
                                                                                 -----------
California 15.3%
Santa Clara County Financing
Authority, (VMC Facility
Replacement Project), 1994
Series A Bonds, AMBAC
Insured, 7.75% .......................  1,000,000          11/15/2008              1,285,950

Foothill/Eastern Transportation
Corridor Agency, Series 1995A
Senior Lien Convertible Capital
Appreciation Bonds, 0.00% ............  1,695,000           1/01/2010              1,396,663

Port Hueneme Redevelopment
Agency, Central Community
Project, 1993 Tax Allocation
Refunding Bonds, AMBAC
Insured, 5.50% .......................  1,800,000           5/01/2014              1,978,668

California Pollution Control
Financing Authority, Pollution
Control Refunding Revenue
Bonds, (San Diego Gas &
Electric Company), 1996
Series A, 5.90% ......................  2,200,000           6/01/2014              2,481,776

Sacramento Power Authority,
Cogeneration Project Revenue
Bonds, (Procter & Gamble
Project), 1995 Series, 6.50% .........  1,300,000           7/01/2014              1,504,165

California Housing Finance
Agency, Home Mortgage
Revenue Bonds, 1994 Series G,
7.20% ................................  1,500,000           8/01/2014              1,630,185



--------------------------------------------------------------------------------------------
                                       Principal            Maturity              Value
                                        Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
City of Stockton, Revenue
Certificates of Participation,
1995 Series A, (Wastewater
Treatment Plant Expansion),
FGIC Insured, 6.70% .................. $1,000,000           9/01/2014            $ 1,159,600

California Educational Facilities
Authority, Series 1994 Revenue
Bonds, (Southwestern
University Project), Series 1995,
MBIA Insured, 6.60% ..................  1,000,000          11/01/2014              1,131,730

County of Madera, California,
Certificates of Participation,
(Valley Childrens Hospital
Project), Series 1995, MBIA
Insured, 6.50% .......................  1,000,000           3/15/2015              1,198,580

California Pollution Control
Financing Authority, Pollution
Control Revenue Bonds, (San
Diego Gas & Electric Company),
1991 Series A, Subject to AMT,
6.80% ................................    600,000           6/01/2015                733,590

Roseville Joint Union High
School District, 1992 General
Obligation Bonds, Series B,
FGIC Insured, 0.00% ..................  1,000,000           8/01/2015                445,490

Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue Bonds Series 1995 A
(Fixed Rate), Capital
Appreciation Bonds, Senior Lien
Series A, 0.00% ......................  5,000,000           1/01/2019              1,747,400

San Joaquin Hills
Transportation Corridor Agency,
Toll Road Refunding Revenue
Bonds, Series 1997A,
Convertible Capital
Appreciation Bonds, MBIA
Insured, 0.00% .......................  5,000,000           1/15/2019              3,492,650

City of Long Beach, California,
Harbor Revenue Refunding
Bonds, Series 1998A, Subject
to AMT, FGIC Insured, 6.00% ..........  4,000,000           5/15/2019              4,540,200

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                       Principal            Maturity              Value
                                        Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
California (cont'd)
Fresno Sewer Revenue Bonds,
Series A-1, AMBAC Insured,
5.25% ...............................  $5,100,000           9/01/2019            $5,377,644

County of Sacramento, Laguna
Creek Ranch/Elliott Ranch
Community Facilities District
No.1, Improvement Area No. 2
Special Tax Refunding Bonds,
(Elliott Ranch), 6.30% ..............   3,000,000           9/01/2021             3,151,770

Anaheim Public Financing
Authority, Lease Revenue
Bonds, (Anaheim Public
Improvement Project),
Subordinate 1997 Series C
Capital Appreciation Bonds,
FSA Insured, 0.00% ..................   3,125,000           9/01/2025               797,563

City of Davis, Public Facilities
Financing Authority, Local
Agency Revenue Bonds, 1997
Series A, 6.60% .....................   1,500,000           9/01/2025             1,580,805

San Joaquin Hills
Transportation Corridor Agency,
(Orange County, California),
Senior Lien Toll Road Revenue
Bonds, 7.00% ........................     950,000           1/01/2030             1,079,713

Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue Bonds Series 1995A
Senior Lien, 6.50% ..................   6,000,000           1/01/2032             6,732,360
                                                                                 ----------
                                                                                 43,446,502
                                                                                 ----------
Colorado 5.1%
Larimer County, Colorado,
Single Family Mortgage
Revenue Bonds, (Larimer
County and Weld County,
Program), 1984 Series A,
0.00% ...............................   3,000,000           8/01/2015             1,329,990

E-470 Public Highway Authority,
Senior Revenue Bonds, Series
1997B, (Capital Appreciation
Bonds), MBIA Insured, 0.00% .........   5,000,000           9/01/2016             2,083,850



--------------------------------------------------------------------------------------------
                                       Principal            Maturity              Value
                                        Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Eaglebend Affordable Housing
Corporation, Multifamily
Housing Project Revenue
Refunding Bonds, Series
1997A, 6.45% ........................  $2,000,000           7/01/2021            $2,123,660

Colorado Housing and Finance
Authority, Single Family
Program, 1997 Series B-2
Senior Bonds (AMT), 7.00% ...........   1,165,000           5/01/2026             1,297,274

Arapahoe County, Colorado,
Public Highway Authority,
Capital Improvement Trust
Fund, Highway Revenue Bonds
(E-470 Project), Pre-Refunded to
8/31/2005 @ 103, MBIA
Insured, 7.00%* .....................   5,000,000           8/31/2026             5,967,200

Colorado Housing and Finance
Authority, Single Family
Program, 1996 Series B-2
Senior Bonds, 7.45% .................   1,500,000          11/01/2027             1,676,175
                                                                                 ----------
                                                                                 14,478,149
                                                                                 ----------
Connecticut 5.7%
State of Connecticut, Special
Tax Obligation Bonds,
Transportation Infrastructure
Purposes, 1991 Series A,
6.50% ...............................   1,500,000          10/01/2012             1,804,755

Connecticut Development
Authority, Pollution Control
Refunding Bonds, (Pfizer Inc.
Project-1982 Series), 6.55% .........   2,500,000           2/15/2013             2,743,025

State of Connecticut Health
and Educational Facilities
Authority, Revenue Bonds,
University of Hartford Issue,
Series D, 6.80% .....................   5,000,000           7/01/2022             5,288,000

State of Connecticut Health
and Educational Facilities
Authority, Revenue Bonds,
Quinnipiac College Issue,
Series D, 6.00% .....................   4,465,000           7/01/2023             4,622,257

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Connecticut (cont'd)
Connecticut Development
Authority, Aquarium Project
Revenue Bonds, (Mystic
Marinelife Aquarium Project-
1997 Series A), 7.00% ................. $1,700,000          12/01/2027            $1,816,212
                                                                                  ----------
                                                                                  16,274,249
                                                                                  ----------
District of Columbia 1.1%
District of Columbia, (The
Howard University Issue),
Revenue Refunding Bonds,
Series 1998, MBIA Insured,
5.50% .................................  2,815,000          10/01/2017             3,027,476
                                                                                  ----------
Florida 12.2%
Grand Haven Community
Development District (Flagler
County, Florida), Special
Assessment Bonds, Series
1997 A, 6.30% .........................  2,455,000           5/01/2002             2,516,596

Heritage Harbor Development
District, (Hillsborough County,
Florida), Special Assessment
Revenue Bonds, Series 1997B,
6.00% .................................  1,350,000           5/01/2003             1,360,057

Bayside Improvement
Community Development
District, (Lee County, Florida),
Capital Improvement, Revenue
Bonds, Series 1998A, 5.95% ............  1,000,000           5/01/2008             1,014,900

Leon County, Florida, Capital
Improvement Revenue
Refunding Bonds, Series 1998B,
AMBAC Insured, 5.25%+ .................  2,595,000          10/01/2012             2,754,644

Orlando Utilities Commission,
Water and Electric
Subordinated Revenue Bonds,
Series D, 6.75% .......................  5,000,000          10/01/2017             6,097,250

Bayside Improvement
Community Development
District, (Lee County, Florida),
Capital Improvement, Revenue
Bonds, Series 1998A, 6.30% ............    980,000           5/01/2018             1,004,608


--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Grand Haven Community
Development District (Flagler
County, Florida), Special
Assessment Bonds, Series
1997 B, 6.90% ......................... $  750,000           5/01/2019            $  791,243

North Springs Improvement
District, (Broward County,
Florida), Special Assessment
Bonds, Series 1997, (Heron Bay
Project), 7.00% .......................    745,000           5/01/2019               766,970

Martin County, Florida,
Pollution Control Revenue
Refunding Bonds, (Florida
Power & Light Company
Project), Series 1990, MBIA
Insured, 7.30% ........................  1,250,000           7/01/2020             1,334,013

City of Orlando, Florida, Special
Assessment Revenue Bonds,
(Conroy Road Interchange
Project), Series 1998A, 5.80% .........  1,000,000           5/01/2026             1,001,550

Orange County, Florida, Health
Facilities Authority, First
Mortgage Revenue Bonds,
Series 1996, (Orlando Lutheran
Towers, Inc.), 8.75% ..................  5,000,000           7/01/2026             5,842,750

Volusia County Educational
Facility Authority, Educational
Facilities Revenue Bonds,
(Embry-Riddle Aeronautical
University Project), Series
1996A, 6.125% .........................  5,000,000          10/15/2026             5,409,500

Northern Palm Beach County,
Florida, Improvement District,
Water Control and
Improvement Bonds, Unit of
Development No. 9A, Series
1996A, 7.30% ..........................  3,000,000           8/01/2027             3,307,410

Housing Authority of Lee
County, Florida, Single Family
Mortgage Revenue Bonds,
(Multi-County Program), Series
1996A, Subseries 2, Subject to
AMT, 7.50% ............................  1,265,000           9/01/2027             1,434,624
                                                                                  ----------
                                                                                  34,636,115
                                                                                  ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Georgia 5.9%
Geo. L Smith ll Georgia World
Congress Center Authority,
Refunding Revenue Bonds,
(Domed Stadium Project),
Series 2000, Subject to AMT,
MBIA Insured, 6.00%+ ..............    $1,000,000           7/01/2008           $ 1,085,020

State of Georgia, General
Obligation Bonds, Series
1992B, 6.25% ......................     4,300,000           3/01/2011             5,064,583

State of Georgia, General
Obligation Bonds, Series
1994E, 6.75% ......................     1,000,000          12/01/2012             1,238,850

Metropolitan Atlanta Rapid
Transit Authority, Georgia,
Sales Tax Revenue Bonds,
Refunding Series P, AMBAC
Insured, 6.25% ....................     4,700,000           7/01/2020             5,565,129

State of Georgia, Local
Government Certificates
Participation, Grantor Trust,
Series A, MBIA Insured, 4.75%......     4,000,000           6/01/2028             3,876,600
                                                                                 ----------
                                                                                 16,830,182
                                                                                 ----------
Hawaii 0.1%
City and County of Honolulu,
Hawaii, Wastewater System
Revenue Bonds, (Second Bond
Resolution), Junior Series 1998,
FGIC Insured, 0.00% ...............     1,000,000           7/01/2019               355,690
                                                                                 ----------
Illinois 0.4%
City of Chicago, Collateralized
Single Family Mortgage
Revenue Bonds, Series
1997-B, 6.95% .....................     1,135,000           9/01/2028             1,266,717
                                                                                 ----------
Maine 1.5%
Finance Authority of Maine,
Revenue Obligation Securities,
(Huntington Common Project),
Series 1997A, 7.50% ...............     4,000,000           9/01/2027             4,368,320
                                                                                 ----------



--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Maryland 2.7%
Howard County, Maryland,
Multifamily Mortgage
Refunding Bonds, Series 1994,
(Chase Glen Project),
Mandatory Put 7/1/2004 @
100, 7.00% ........................    $5,000,000           7/01/2024           $ 5,560,000

Frederick County, Maryland,
Special Obligation Bonds,
(Urbana Community
Development Authority), Series
1998, 6.625% ......................     2,000,000           7/01/2025             2,033,040
                                                                                 ----------
                                                                                  7,593,040
                                                                                 ----------
Massachusetts 4.5%
Massachusetts Industrial
Finance Agency, First Mortgage
Revenue Bonds, (Brookhaven
Retirement Community,
Lexington-1994 Issue),
Series A, 6.75% ...................     4,500,000           1/01/2001             4,679,010

Massachusetts Industrial
Finance Agency, First Mortgage
Revenue Bonds, (Berkshire
Retirement Community, Lenox-
1994 Issue), Series A, 6.375%......     1,500,000           7/01/2005             1,613,040

Massachusetts Bay
Transportation Authority,
General Transportation System
Bonds, 1994 Series A,
Refunding Bonds, 7.00% ............     3,385,000           3/01/2014             4,230,268

Massachusetts Industrial
Finance Agency, (Marina Bay
LLC Project-1997 Issue), 7.50%.....     2,000,000          12/01/2027             2,122,880
                                                                                 ----------
                                                                                 12,645,198
                                                                                 ----------
Michigan 2.6%
State Building Authority, State
of Michigan, 1997 Revenue
Bonds, Series II (Facilities
Program), AMBAC Insured,
0.00% .............................     2,000,000          10/15/2011             1,114,500

State Building Authority, State
of Michigan, 1997 Revenue
Bonds, Series II (Facilities
Program), AMBAC Insured,
0.00% .............................     1,940,000          10/15/2012             1,032,701

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Michigan (cont'd)
State of Michigan, Refunding
Bonds, Trunk Line, Series A,
5.25% ...............................  $2,000,000          11/01/2014           $ 2,123,960

School District of the City of
Detroit, Wayne County,
Michigan, School Building and
Site Improvement, Refunding
Bonds, (Unlimited Tax General
Obligation), Series 1998C, FGIC
Insured, 5.25% ......................   1,000,000           5/01/2016             1,042,850

Michigan Strategic Fund,
Limited Obligation Refunding
Revenue Bonds, (The Detroit
Edison Company, Pollution
Control Bonds Project),
Collateralized Series 1999A,
MBIA Insured, 5.55%+ ................   2,000,000           9/01/2029             2,032,600
                                                                                 ----------
                                                                                  7,346,611
                                                                                 ----------
Minnesota 0.8%
Minnesota Housing Finance
Authority, Single Family
Mortgage Bonds, 1994
Series E, 5.90% .....................   2,085,000           7/01/2025             2,183,537
                                                                                 ----------
Nevada 3.6%
Clark County School District,
Nevada, General Obligation
(Limited Tax), Building and
Renovation Bonds, Series
1997B, FGIC Insured, 5.25% ..........   5,045,000           6/15/2017             5,150,239

State of Nevada, General
Obligation (Limited Tax) Bonds,
Nevada Municipal Bond Bank
Project Nos. 49 and 50, Series
November 1, 1995A, FGIC
Insured, 5.50% ......................   5,000,000          11/01/2025             5,169,600
                                                                                 ----------
                                                                                 10,319,839
                                                                                 ----------
New Hampshire 2.2%
New Hampshire Higher
Educational and Health
Facilities Authority, Revenue
Bonds, Dartmouth College
Issue, Series 1993, 5.375% ..........   5,000,000           6/01/2023             5,148,300



--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
New Hampshire Higher
Educational and Health
Facilities Authority, Revenue
Bonds, New Hampshire College
Issue, Series 1997, 6.375% ..........  $1,000,000           1/01/2027           $ 1,054,750
                                                                                 ----------
                                                                                  6,203,050
                                                                                 ----------
New Jersey 2.5%
State of New Jersey
Educational Facilities Authority,
(Seton Hall University Project),
Revenue, Refunding Bonds,
1999 Refunding Series, AMBAC
Insured, 5.25%+ .....................   1,000,000           7/01/2008             1,059,760

New Jersey Transportation
Trust Fund Authority,
Transportation System Bonds,
1996 Series B, 5.00% ................   5,000,000           6/15/2017             5,052,550

New Jersey Educational
Facilities Authority, Seton Hall
University Project Revenue
Bonds, 1991 Series D, 7.00% .........   1,000,000           7/01/2021             1,060,270
                                                                                 ----------
                                                                                  7,172,580
                                                                                 ----------
New Mexico 2.0%
Dona Ana County, New
Mexico, Gross Receipts Tax
Refunding and Improvement
Revenue Bonds, Subordinate,
Series 1998, AMBAC Insured,
5.50% ...............................   1,200,000           6/01/2016             1,293,852

City of Farmington, New
Mexico, Pollution Control
Revenue Refunding Bonds,
1997 Series D, (Public Service
Company of New Mexico San
Juan Project), 6.375% ...............   4,000,000           4/01/2022             4,274,000
                                                                                 ----------
                                                                                  5,567,852
                                                                                 ----------
New York 8.9%
Port Authority of New York and
New Jersey, Special Project
Bonds, Series 4, KIAC Partners
Project, Subject to AMT,
6.75% ...............................   5,000,000          10/01/2011             5,602,850

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
New York (cont'd)
The City of New York, New
York, General Obligation Bonds,
Fiscal 1992 Series B, 7.75% .......    $3,990,000           2/01/2012           $ 4,495,732

New York Local Government
Assistance Corp., (A Public
Benefit Corporation of the
State of New York), Series
1993E Refunding Bonds, 6.00%.......     5,000,000           4/01/2014             5,742,450

Dormitory Authority of the
State of New York, Department
of Health of the State of New
York, Revenue Bonds, Series
1996, 5.75% .......................     5,000,000           7/01/2017             5,311,550

Metropolitan Transportation
Authority, (New York),
Dedicated Tax Fund Bonds,
Series 1998A, FGIC Insured,
4.50% .............................     2,000,000           4/01/2018             1,884,280

Port Authority of New York and
New Jersey, Special Project
Bonds, Series 6, JFK
International Air Terminal LLC
Project, Subject to AMT, MBIA
Insured, 5.75% ....................     2,000,000          12/01/2022             2,143,920
                                                                                 ----------
                                                                                 25,180,782
                                                                                 ----------
North Carolina 1.9%
North Carolina Housing Finance
Agency, Multifamily Revenue
Refunding Bonds, (1992
Refunding Bond Resolution),
Series B, 6.90% ...................     5,000,000           7/01/2024             5,369,650
                                                                                 ----------
Ohio 0.9%
County of Miami, Ohio,
Hospital Facilities Revenue
Refunding and Improvement
Bonds, Series 1996A, (Upper
Valley Medical Center), 6.25%......     2,500,000           5/15/2016             2,677,050
                                                                                 ----------
Oklahoma 1.1%
Tulsa Industrial Authority,
Revenue and Refunding Bonds,
(The University of Tulsa), Series
1996A, MBIA Insured, 5.00% ........     3,000,000          10/01/2022             2,975,070
                                                                                 ----------



--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Pennsylvania 6.5%
Montgomery County Industrial
Development Authority, Health
Facilities Revenue Bonds,
Series of 1993, (ECRI Project),
6.40% .............................    $  580,000           6/01/2003            $  608,432

Montgomery County Higher
Education and Health Authority,
Pennsylvania, Northwestern
Corp., 6.50% ......................     1,140,000           6/01/2004             1,270,860

Northampton County,
Pennsylvania, Higher Education
Authority, University Revenue
Bonds, Series A of 1999,
(Lehigh University), 5.25%+ .......     3,335,000          11/15/2008             3,584,425

Pennsylvania Economic
Development Financing
Authority, Resource Recovery
Revenue Bonds, (Northampton
Generating Project), Series
1994A, 6.40% ......................     2,500,000           1/01/2009             2,652,825

Pennsylvania Economic
Development Financing
Authority, Resource Recovery
Revenue Bonds, (Colver
Project), Series 1994D, Subject
to AMT, 7.05% .....................     1,000,000          12/01/2010             1,108,240

Allegheny County, Pennsylvania,
Hospital Development
Authority, Health Center
Revenue Bonds, Series 1998A,
(UPMC Health System), MBIA
Insured, 4.50% ....................     2,255,000           8/01/2015             2,138,664

Montgomery County Industrial
Development Authority,
Pollution Control Revenue
Refunding Bonds, 1991 Series
A, (Philadelphia Electric Co.
Project), Subject to AMT,
7.60% .............................     1,000,000           4/01/2021             1,081,240

Philadelphia Authority for
Industrial Development,
Commercial Development
Revenue Refunding Bonds,
(Doubletree Guest Suites
Project), Series 1997A, 6.50% .....     3,000,000          10/01/2027             3,191,250

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Pennsylvania (cont'd)
Pennsylvania Economic
Development Financing
Authority, (Northwestern
Human Services, Inc. Project),
Revenue Bonds, 1998 Series A,
5.25% ................................ $3,000,000           6/01/2028           $ 2,878,470
                                                                                 ----------
                                                                                 18,514,406
                                                                                 ----------
Puerto Rico 2.0%
Commonwealth of Puerto Rico,
General Obligation Public
Improvement Refunding Bonds,
Series 1998, 0.00% ...................  2,000,000           7/01/2015               886,020

Commonwealth of Puerto Rico,
Electric Power Authority, Power
Revenue Bonds, Series DD,
FSA Insured, 4.50% ...................  5,000,000           7/01/2019             4,768,100
                                                                                 ----------
                                                                                  5,654,120
                                                                                 ----------
Tennessee 2.0%
City of Memphis, Tennessee,
Electric System Revenue
Refunding Bonds, Series of
1992, 6.00% ..........................  2,250,000           1/01/2006             2,501,640

City of Memphis, Tennessee,
Water Division Revenue
Refunding Bonds, Series of
1992-A, 6.00% ........................  3,000,000           1/01/2012             3,207,420
                                                                                 ----------
                                                                                  5,709,060
                                                                                 ----------
Texas 6.5%
Texas Municipal Power Agency,
Refunding Revenue Bonds,
Series 1991A, AMBAC Insured,
6.75% ................................  1,000,000           9/01/2012             1,084,120

Cypress-Fairbanks Independent
School District, (A political
subdivision of Harris County,
Texas), Unlimited Tax Refunding
Bonds, Series 1993A, 0.00% ...........  3,500,000           2/15/2013             1,782,550



--------------------------------------------------------------------------------------------
                                        Principal            Maturity              Value
                                         Amount               Date                (Note 1)
--------------------------------------------------------------------------------------------
Texas Public Finance Authority,
State of Texas, General
Obligation Refunding Bonds,
Series 1998B, 0.00% .................. $3,000,000          10/01/2013           $ 1,497,720

Amarillo, Texas, Health
Facilities Corporation, Hospital
Revenue Bonds, (Baptist St.
Anthony's, Hospital Corporation
Project), Series 1998, FSA
Insured, 5.50% .......................  2,830,000           1/01/2014             3,046,240

Harris County, Texas, General
Obligation Unlimited Tax,
Refunding and Toll Road
Subordinate Lien, Revenue
Bonds, Series 1991, 6.75%* ...........  5,750,000           8/01/2014             6,280,553

Texas Public Finance Authority,
State of Texas General
Obligation Refunding Bonds,
Series 1997, 0.00% ...................  5,000,000          10/01/2014             2,352,200

Denison Hospital Authority,
Hospital Revenue Bonds,
(Texoma Medical Center, Inc.
Project), Series 1997, 6.125% ........  1,000,000           8/15/2017             1,017,630

City of San Antonio, Texas,
Electric and Gas Systems
Revenue Refunding Bonds,
Series 1998A, 4.50% ..................  1,500,000           2/01/2021             1,400,385
                                                                                 ----------
                                                                                 18,461,398
                                                                                 ----------
Utah 1.0%
Intermountain Power Agency,
Utah, Power Supply Revenue
Refunding Bonds, 1996 Series
A, MBIA Insured, 6.15% ...............  2,500,000           7/01/2014             2,740,225
                                                                                 ----------
Virginia 1.1%
Chesapeake Bay Bridge and
Tunnel District, Virginia,
General Resolution Revenue
Bonds, Refunding, Series 1998,
MBIA Insured, 5.50% ..................  3,000,000           7/01/2025             3,256,020
                                                                                 ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                   Principal        Maturity            Value
                                     Amount           Date             (Note 1)
----------------------------------------------------------------------------------
Wisconsin 1.6%
Wisconsin Housing and
Economic Development
Authority, Home Ownership
Revenue Bonds, 1992 Series 2,
Subject to AMT, 6.875% ......... $4,160,000    9/01/2024            $  4,413,469
                                                                    ------------
Total Municipal Bonds (Cost $268,768,427).......................     292,486,656
                                                                    ------------
SHORT-TERM OBLIGATIONS 0.4%
Long Island Power Authority,
New York, Electric System
General Revenue Bonds, Series
1998A, 3.15% ...................  1,000,000    5/01/2033++             1,000,000
                                                                    ------------
Total Short-Term Obligations (Cost $1,000,000)..................       1,000,000
                                                                    ------------
Total Investments (Cost $269,768,427)--103.4%...................     293,486,656
Cash and Other Assets, Less Liabilities--(3.4%) ................      (9,574,491)
                                                                    ------------
Net Assets--100.0% .............................................    $283,912,165
                                                                    ============

--------------------------------------------------------------------------------
Federal Income Tax Information:
At December 31, 1998, the net unrealized
appreciation of investments based on cost for
Federal income tax purposes of $269,768,427 was
as follows:
Aggregate gross unrealized appreciation for all
investments in which there is an excess of value
over tax cost ..................................    $23,790,234
Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax
cost over value ................................        (72,005)
                                                    -----------
                                                    $23,718,229
                                                    ===========

--------------------------------------------------------------------------------
++ Interest rate on this obligation may reset daily.
 + The delivery and payment of this security is beyond the normal settlement time. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.

 * This security is being used to collateralize the delayed delivery pur-chase noted above. The total market value of segregated securities is $12,247,753.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

Assets
Investments, at value (Cost $269,768,427) (Note 1).................    $293,486,656
Cash ..............................................................           8,275
Interest receivable ...............................................       4,833,295
Receivable for securities sold ....................................       3,051,120
Receivable for fund shares sold ...................................         137,300
Other assets ......................................................          46,373
                                                                       ------------
                                                                        301,563,019
Liabilities
Payable for securities purchased ..................................      16,817,517
Dividends payable .................................................         314,794
Accrued transfer agent and shareholder services
  (Note 2) ........................................................         161,132
Accrued management fee (Note 2) ...................................         132,591
Accrued distribution and service fees (Note 4) ....................         100,471
Accrued trustees' fees (Note 2) ...................................          39,645
Payable for fund shares redeemed ..................................          24,630
Other accrued expenses ............................................          60,074
                                                                       ------------
                                                                         17,650,854
                                                                       ------------
Net Assets                                                             $283,912,165
                                                                       ============
Net Assets consist of:
 Undistributed net investment income ..............................    $    137,940
 Unrealized appreciation of investments ...........................      23,718,229
 Accumulated net realized loss ....................................        (146,169)
 Paid-in capital ..................................................     260,202,165
                                                                       ------------
                                                                       $283,912,165
                                                                       ============
Net Asset Value and redemption price per share of
  Class A shares ($205,772,879 [divided by] 24,085,262 shares).....           $8.54
                                                                              =====
Maximum Offering Price per share of Class A shares
  ($8.54 [divided by] .955)........................................           $8.94
                                                                              =====
Net Asset Value and offering price per share of Class
  B shares ($63,444,661 [divided by] 7,427,938 shares)*............           $8.54
                                                                              =====
Net Asset Value and offering price per share of Class
  C shares ($3,981,571 [divided by] 466,312 shares)*...............           $8.54
                                                                              =====
Net Asset Value, offering price and redemption price
  per share of Class S shares ($10,713,054 [divided by]
  1,256,960 shares) ...............................................           $8.52
                                                                              =====

* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1998

Investment Income
Interest .....................................................    $15,828,476
Expenses
Management fee (Note 2) ......................................      1,527,580
Transfer agent and shareholder services (Note 2) .............        342,615
Custodian fee ................................................        141,775
Registration fees ............................................         40,292
Trustees' fees (Note 2) ......................................         36,639
Audit fee ....................................................         36,027
Service fee-Class A (Note 4) .................................        515,943
Distribution and service fees-Class B (Note 4) ...............        579,441
Distribution and service fees-Class C (Note 4) ...............         31,024
Legal fees ...................................................         11,445
Reports to shareholders ......................................         10,362
Miscellaneous ................................................         15,557
                                                                  -----------
                                                                    3,288,700
Fees paid indirectly (Note 2) ................................        (36,420)
                                                                  -----------
                                                                    3,252,280
                                                                  -----------
Net investment income ........................................     12,576,196
                                                                  -----------
Realized and Unrealized Gain (Loss) on
  Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 3) .............      2,171,733
Net realized loss on futures contracts (Note 1) ..............       (266,300)
                                                                  -----------
 Total net realized gain .....................................      1,905,433
Net unrealized appreciation of investments ...................        983,601
                                                                  -----------
Net gain on investments and futures contracts ................      2,889,034
                                                                  -----------
Net increase in net assets resulting from operations .........    $15,465,230
                                                                  ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        Years ended December 31
                                  -----------------------------------
                                        1997               1998
                                  ----------------   ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income .........   $ 13,086,223       $ 12,576,196
Net realized gain on
  investments and futures
  contracts ...................      3,784,103          1,905,433
Net unrealized appreciation of
  investments .................      8,918,360            983,601
                                  ------------       ------------
Net increase resulting from
  operations...................     25,788,686         15,465,230
                                  ------------       ------------
Dividends from net
  investment income:
  Class A ......................   (10,117,491)        (9,924,767)
  Class B ......................    (2,053,700)        (2,352,161)
  Class C ......................      (116,036)          (125,835)
  Class S ......................      (427,971)          (522,957)
                                  ------------       ------------
                                   (12,715,198)       (12,925,720)
                                  ------------       ------------
Distribution from net realized
  gains:
  Class A ......................            --           (994,207)
  Class B ......................            --           (303,093)
  Class C ......................            --            (18,821)
  Class S ......................            --            (51,520)
                                  ------------       ------------
                                            --         (1,367,641)
                                  ------------       ------------
Net increase (decrease) from
  fund share transactions
  (Note 6) ....................    (24,771,115)         7,442,614
                                  ------------       ------------
Total increase (decrease) in
  net assets ..................    (11,697,627)         8,614,483

Net Assets
Beginning of year .............    286,995,309        275,297,682
                                  ------------       ------------
End of year (including
  undistributed net
  investment income of
  $487,464 and $137,940,
  respectively) ...............   $275,297,682       $283,912,165
                                  ============       ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998


Note 1

State Street Research Tax-Exempt Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. The Trust consists presently of two separate funds: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Effective January 1, 1999, the Fund began offering Class B(1) shares which are subject to a contingent deferred sales charges on certain redemptions made within six years. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


B. Security

Transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------


C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.


D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1998, the Fund has designated as long-term $1,173,629 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.


F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1998, there were no loaned securities.


Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1998, the fees pursuant to such agreement amounted to $1,527,580.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1998, the amount of such expenses was $115,280.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of invested cash balances were used to reduce a portion of the Fund's expense. During the year ended December 31, 1998 the Fund's transfer agent fees were reduced by $36,420 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $36,639 during the year ended December 31, 1998.


Note 3

For the year ended December 31, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $108,615,904 and $103,250,685, respectively.


Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1998, fees pursuant to such plan amounted to $515,943, $579,441 and $31,024 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $68,263 and $428,743, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $392,902 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $89,197 and $1,045 on redemptions of Class B and Class C shares, respectively, during the same period.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Note 5

At December 31, 1998, investments totalling 13.6% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA).


Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:


                                                                          Years ended December 31
                                                  ---------------------------------------------------------------------
                                                                 1997                                 1998
                                                  ----------------------------------   --------------------------------
Class A                                                Shares            Amount             Shares           Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ...................................       2,065,831      $ 16,933,303          2,384,602      $ 20,322,663
Issued upon reinvestment of:
 Dividends from net investment income .........         893,473         7,340,108            843,691         7,195,609
 Distribution from net realized gains .........              --                --             98,948           847,986
Shares repurchased ............................      (5,888,583)      (48,161,322)        (3,876,779)      (33,042,697)
                                                     ----------      ------------         ----------      ------------
Net decrease ..................................      (2,929,279)     $(23,887,911)          (549,538)     $ (4,676,439)
                                                     ==========      ============         ==========      ============

Class B                                               Shares            Amount             Shares            Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ...................................       1,029,241      $  8,463,587          1,950,304      $ 16,635,836
Issued upon reinvestment of:
 Dividends from net investment income .........         187,485         1,540,633            203,518         1,735,440
 Distribution from net realized gains .........              --                --             29,605           253,723
Shares repurchased ............................      (1,237,297)      (10,121,203)        (1,115,290)       (9,508,658)
                                                     ----------      ------------         ----------      ------------
Net increase (decrease) .......................         (20,571)     $   (116,983)         1,068,137      $  9,116,341
                                                     ==========      ============         ==========      ============

Class C                                               Shares            Amount             Shares            Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ...................................         154,375      $  1,262,199            334,346      $  2,880,497
Issued upon reinvestment of:
 Dividends from net investment income .........           7,270            59,643              7,520            64,226
 Distribution from net realized gains .........              --                --              1,512            12,962
Shares repurchased ............................        (184,791)       (1,511,144)          (210,631)       (1,802,314)
                                                     ----------      ------------         ----------      ------------
Net increase (decrease) .......................         (23,146)     $   (189,302)           132,747      $  1,155,371
                                                     ==========      ============         ==========      ============

Class S                                               Shares            Amount             Shares            Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ...................................          67,784      $    567,802            574,641      $  4,884,889
Issued upon reinvestment of:
 Dividends from net investment income .........          34,030           279,608             30,944           263,059
 Distribution from net realized gains .........              --                --              3,380            28,899
Shares repurchased ............................        (174,445)       (1,424,329)          (390,950)       (3,329,506)
                                                     ----------      ------------         ----------      ------------
Net increase (decrease) .......................         (72,631)     $   (576,919)           218,015      $  1,847,341
                                                     ==========      ============         ==========      ============

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                         Class A
                                               -----------------------------------------------------------
                                                                 Years ended December 31
                                               -----------------------------------------------------------
                                                   1994        1995        1996        1997        1998
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)               8.43        7.46        8.26        8.10        8.51
                                                    -----       -----      ------       -----       -----
 Net investment income ($)                           0.40        0.39        0.39        0.40        0.40
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)             (0.98)       0.82       (0.16)       0.40        0.08
                                                   ------       -----     -------       -----       -----
Total from investment operations ($)                (0.58)       1.21        0.23        0.80        0.48
                                                   ------       -----     -------       -----       -----
 Dividends from net investment income ($)           (0.38)      (0.41)      (0.39)      (0.39)      (0.41)
 Distributions from net realized gains ($)          (0.01)         --          --          --       (0.04)
                                                   ------      ------     -------      ------      ------
Total distributions ($)                             (0.39)      (0.41)      (0.39)      (0.39)      (0.45)
                                                   ------      ------     -------      ------      ------
Net asset value, end of year ($)                     7.46        8.26        8.10        8.51        8.54
                                                   ======      ======     =======      ======      ======
Total return(a) (%)                                 (6.90)      16.58        2.93       10.17        5.79
Ratios/supplemental data:
Net assets at end of year ($ thousands)           238,097     253,402     223,407     209,552     205,773
Ratio of operating expenses to average net
 assets (%)                                          1.20        1.13        1.04        1.08        1.03
Ratio of net investment income to average net
 assets (%)                                          5.07        4.95        4.82        4.91        4.69
Portfolio turnover rate (%)                         78.63       97.32      125.24       60.48       36.22



                                                                      Class B
                                               -----------------------------------------------------
                                                              Years ended December 31
                                               -----------------------------------------------------
                                                  1994       1995       1996       1997       1998
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)              8.43       7.46       8.26       8.10      8.51
                                                   -----      -----     ------      -----     -----
 Net investment income ($)                          0.34       0.33       0.32       0.34      0.34
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)            (0.97)      0.82      (0.15)      0.40      0.08
                                                  ------      -----    -------      -----     -----
Total from investment operations ($)               (0.63)      1.15       0.17       0.74      0.42
                                                  ------      -----    -------      -----     -----
 Dividends from net investment income ($)          (0.33)     (0.35)     (0.33)     (0.33)    (0.35)
 Distributions from net realized gains ($)         (0.01)        --         --         --     (0.04)
                                                  ------     ------    -------     ------    ------
Total distributions ($)                            (0.34)     (0.35)     (0.33)     (0.33)    (0.39)
                                                  ------     ------    -------     ------    ------
Net asset value, end of year ($)                    7.46       8.26       8.10       8.51      8.54
                                                  ======     ======    =======     ======    ======
Total return(a) (%)                                (7.59)     15.72       2.15       9.35      5.01
Ratios/supplemental data:
Net assets at end of year ($ thousands)           35,338     51,827     51,710     54,093    63,445
Ratio of operating expenses to average net
 assets (%)                                         1.95       1.88       1.79       1.83      1.78
Ratio of net investment income to average net
 assets (%)                                         4.35       4.19       4.07       4.15      3.93
Portfolio turnover rate (%)                        78.63      97.32     125.24      60.48     36.22


                                                                    Class C
                                               -------------------------------------------------
                                                            Years ended December 31
                                               -------------------------------------------------
                                                  1994      1995      1996      1997      1998
------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)             8.43      7.46      8.25      8.10      8.50
                                                  -----     -----    ------     -----     -----
 Net investment income ($)                         0.34      0.33      0.32      0.34      0.33
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)           (0.97)     0.81    (0.14)      0.39      0.10
                                                  -----     -----    ------     -----     -----
Total from investment operations ($)              (0.63)     1.14      0.18      0.73      0.43
                                                  -----     -----    ------     -----     -----
 Dividends from net investment income ($)         (0.33)    (0.35)    (0.33)    (0.33)    (0.35)
 Distributions from net realized gains ($)        (0.01)       --        --        --     (0.04)
                                                  -----     -----    ------     -----     -----
Total distributions ($)                           (0.34)    (0.35)    (0.33)    (0.33)    (0.39)
                                                  -----     -----    ------     -----     -----
Net asset value, end of year ($)                   7.46      8.25      8.10      8.50      8.54
                                                  =====     =====    ======     =====     =====
Total return(a) (%)                               (7.59)    15.58      2.28      9.23      5.14
Ratios/supplemental data:
Net assets at end of year ($ thousands)             958     4,183     2,889     2,836     3,982
Ratio of operating expenses to to average net
 assets (%)                                        1.95      1.88      1.79      1.83      1.78
Ratio of net investment income to average net
 assets (%)                                        4.31      4.13      4.06      4.16      3.86
Portfolio turnover rate (%)                       78.63     97.32    125.24     60.48     36.22



                                                                    Class S
                                               --------------------------------------------------
                                                            Years ended December 31
                                               --------------------------------------------------
                                                  1994      1995       1996      1997      1998
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)             8.41       7.45      8.24      8.09      8.49
                                                  -----     ------    ------     -----    ------
 Net investment income ($)                         0.42       0.40      0.39      0.42      0.42
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)           (0.96)      0.81     (0.13)     0.39      0.08
                                                  -----     ------    ------     -----    ------
Total from investment operations ($)              (0.54)      1.21      0.26      0.81      0.50
                                                  -----     ------    ------     -----    ------
 Dividends from net investment income ($)         (0.41)     (0.42)    (0.41)    (0.41)    (0.43)
 Distributions from net realized gains ($)        (0.01)        --        --        --     (0.04)
                                                  -----     ------    ------     -----    ------
Total distributions ($)                           (0.42)     (0.42)    (0.41)    (0.41)    (0.47)
                                                  -----     ------    ------     -----    ------
Net asset value, end of year ($)                   7.45       8.24      8.09      8.49      8.52
                                                  =====     ======    ======     =====    ======
Total return(a) (%)                               (6.56)     16.76      3.30     10.33      6.07
Ratios/supplemental data:
Net assets at end of year ($ thousands)             334     22,614     8,990     8,817    10,713
Ratio of operating expenses to to average net
 assets (%)                                        0.95       0.88      0.79      0.83      0.78
Ratio of net investment income to average net
 assets (%)                                        5.26       4.85      5.04      5.15      4.93
Portfolio turnover rate (%)                       78.63      97.32    125.24     60.48     36.22
-------------------------------------------------------------------------------------------------

(a) Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax-Exempt Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Tax-Exempt Fund had a strong year. Class A shares returned 5.79% [does not reflect sales charge] for the 12 months ended December 31, 1998. This total return performance was higher than that of the average general municipal debt fund tracked by Lipper Analytical Services, which returned 5.32% for the same period. The Lehman Brothers Municipal Bond Index gained 6.48% for the same period.

The Fund currently invests in tax-exempt debt obligations with an emphasis on research to maximize return and manage risk.

The manager added value by lengthening the Fund's duration, raising the Fund's overall quality, and focusing on the structure of each bond added to the portfolio. Turnover was low, and few major changes were made to the portfolio for the year.

December 31, 1998


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment-grade municipal bonds, all from issues larger than $50 million and with maturities greater than two years. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                     Change In Value Of $10,000 Based On The
                     Lehman Municipal Bond Index Compared To
                       Change In Value Of $10,000 Invested
                               In Tax-Exempt Fund

[line chart data for Class A Shares begins]

Class A Shares

---------------------------------
   Average Annual Total Return
---------------------------------
1 Year        5 Years   10 Years
---------------------------------
1.03%          4.45%      6.95%
---------------------------------


         Tax-Exempt Fund         Lehman Municipal Bond Index
12/88         9550                        10000
12/89        10469                        11079
12/90        10974                        11886
12/91        12269                        13329
12/92        13412                        14504
12/93        15037                        16286
12/94        14000                        15444
12/95        16321                        18140
12/96        16799                        18943
12/97        18508                        20685
12/98        19580                        22025

[line chart data for Class A Shares ends]

[line chart data for Class B Shares begins]

Class B Shares

--------------------------------
  Average Annual Total Return
--------------------------------
1 Year        5 Years   10 Years
--------------------------------
0.01%         4.30%     7.00%
--------------------------------


         Tax-Exempt Fund         Lehman Municipal Bond Index
12/88        10000                       10000
12/89        10962                       11079
12/90        11491                       11886
12/91        12847                       13239
12/92        14044                       14504
12/93        15680                       16286
12/94        14490                       15444
12/95        16768                       18140
12/96        17128                       18943
12/97        18730                       20685
12/98        19668                       22025

[line chart data for Class B Shares ends]

[line chart data for Class C Shares begins]

Class C Shares

--------------------------------
   Average Annual Total Return
--------------------------------
1 Year        5 Years   10 Years
--------------------------------
4.14%          4.64%      7.00%
--------------------------------


         Tax-Exempt Fund         Lehman Municipal Bond Index
12/88        10000                       10000
12/89        10962                       11079
12/90        11941                       11886
12/91        12847                       13329
12/92        14044                       14504
12/93        15679                       16286
12/94        14488                       15444
12/95        16745                       18140
12/96        17127                       18943
12/97        18707                       20685
12/98        19668                       22025

[line chart data for Class C Shares ends]

[line chart data for Class S Shares begins]

Class S Shares

--------------------------------
   Average Annual Total Return
--------------------------------
1 Year        5 Years   10 Years
--------------------------------
6.07%         5.69%     7.57%
--------------------------------


         Tax-Exempt Fund         Lehman Municipal Bond Index
12/88        10000                       10000
12/89        10962                       11079
12/90        11491                       11866
12/91        12847                       13329
12/92        14044                       14504
12/93        15731                       16286
12/94        14699                       15444
12/95        17162                       18140
12/96        17729                       18943
12/97        19561                       20685
12/98        20749                       22025

[line chart data for Class S Shares ends]

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH TAX-EXEMPT
TRUST
--------------------------------------------------------------------------------

Fund Information                         Officers                               Trustees
State Street Research                    Ralph F. Verni                         Ralph F. Verni
Tax-Exempt Fund                          Chairman of the Board,                 Chairman of the Board,
One Financial Center                     President and                          President, Chief Executive
Boston, MA 02111                         Chief Executive Officer                Officer and Director,
                                                                                State Street Research &
Investment Adviser                       Paul J. Clifford, Jr.                  Management Company
State Street Research &                  Vice President
Management Company                                                              Steve A. Garban
One Financial Center                     John H. Kallis                         Former Senior Vice President
Boston, MA 02111                         Vice President                         for Finance and Operations
                                                                                and Treasurer, The Pennsylvania
Distributor                              Thomas A. Shively                      State University
State Street Research                    Vice President
Investment Services, Inc.                                                       Malcolm T. Hopkins
One Financial Center                     Gerard P. Maus                         Former Vice Chairman of the
Boston, MA 02111                         Treasurer                              Board and Chief Financial
                                                                                Officer, St. Regis Corp.
Shareholder Services                     Joseph W. Canavan
State Street Research                    Assistant Treasurer                    Edward M. Lamont
Service Center                                                                  Formerly in banking (with an
P.O. Box 8408                            Douglas A. Romich                      affiliate of J.P. Morgan & Co.
Boston, MA 02266-8408                    Assistant Treasurer                    in New York);
1-800-562-0032                                                                  presently engaged in private
                                         Francis J. McNamara, III               investments and civic affairs
Custodian                                Secretary and General Counsel
State Street Bank and                                                           Robert A. Lawrence
Trust Company                            Darman A. Wing                         Former Partner, Saltonstall & Co.
225 Franklin Street                      Assistant Secretary and
Boston, MA 02110                         Assistant General Counsel              Dean O. Morton
                                                                                Former Executive Vice President,
Legal Counsel                            Amy L. Simmons                         Chief Operating Officer and
Goodwin, Procter & Hoar LLP              Assistant Secretary                    Director, Hewlett-Packard Company
Exchange Place
Boston, MA 02109                                                                Susan M. Phillips
                                                                                Dean, School of Business and
Independent Accountants                                                         Public Management, George
PricewaterhouseCoopers LLP                                                      Washington University; former
160 Federal Street                                                              Member of the Board of Governors
Boston, MA 02110                                                                of the Federal Reserve System and
                                                                                Chairman and Commissioner of
                                                                                the Commodity Futures Trading
                                                                                Commission

                                                                                Toby Rosenblatt
                                                                                President,
                                                                                The Glen Ellen Company
                                                                                Vice President,
                                                                                Founders Investments Ltd.

                                                                                Michael S. Scott Morton
                                                                                Jay W. Forrester Professor of
                                                                                Management, Sloan School of
                                                                                Management, Massachusetts
                                                                                Institute of Technology

                                                            ---------------
State Street Research Tax-Exempt Fund                          Bulk Rate
One Financial Center                                          U.S. Postage
Boston, MA 02111                                                 PAID
                                                               Permit #20
                                                             Holliston, MA
                                                                 01746
                                                            ---------------




Questions? Comments?
Call us at 1-800-562-0032, or
        [hearing-impaired 1-800-676-7876]
Write us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408
E-mail us at:
        info@ssrfunds.com
Internet site:
        www.ssrfunds.com


[State Street Research logo]


This report is prepared for the general information of current shareholders.

When used as supplemental sales literature, this publication must be preceded or accompanied by a current State Street Research Tax-Exempt Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after March 31, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: (exp0200)SSR-LD                                     TE-393D-0299

                                     STATE STREET RESEARCH
                                --------------------------------
                                     NEW YORK TAX-FREE FUND
                                --------------------------------
                                ANNUAL REPORT
                                December 31, 1998



                                --------------------------
                                       WHAT'S INSIDE
                                --------------------------

                                From the Chairman

                                Financial markets delivered
                                strong gains in 1998


                                Portfolio Manager's Review

                                Another strong year
                                for municipal bonds


                                Fund Information

                                Facts and figures

                                Plus, Complete Portfolio Holdings
                                and Financial Statements

[Dalbar Key logo]
  For Excellence
        in
Shareholder Service

                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[photo of Ralph F. Verni]


Dear Shareholder:

In 1998, financial markets in the United States and most developed foreign nations delivered strong gains. The U.S. economy boosted personal income and kept unemployment low. Yet growth was moderate enough to hold inflation down to a mere 1.5% for the year. During the summer, the collapse of Russia's currency sent waves through the world's markets, but a fast-acting Federal Reserve Board helped stem a crisis. Currencies continued to slump in many emerging markets. In some, devaluation threatened, with Brazil in the hot seat at year-end.


Stocks

A steep U.S. stock market correction late in the summer was short-lived. Despite signs of slower profit growth, the market staged a comeback in the fourth quarter. Technology stocks and large company growth stocks were the strongest performers, led by Internet stocks which delivered surprising gains. The S&P 500 was up by more than 20% for an unprecedented fourth consecutive year.(1) However, gains were concentrated in a narrow band of stocks. The average stock on the New York Stock Exchange actually lost ground for the year. And the stocks of small and medium-sized companies continued to lag despite a fourth-quarter comeback.


Bonds

Bonds benefited from the Federal Reserve Board's three quick interest rate cuts in autumn. The yield on the bellwether 30-year U.S. Treasury bond fell below 5.0%, then rose slightly at year-end. Not surprisingly, U.S. Treasury bonds led fixed income market performance for the year. Most other segments of the bond market delivered attractive single-digit gains. High-yield bonds disappointed investors, gaining only 0.6% as measured by the First Boston High Yield Index.


International

Foreign markets delivered mixed returns in 1998. In Europe, expectations for the new common currency, the euro, ran high. Although this helped European markets, they did better in the first half of the year than in the second. Most emerging markets were hurt by currencies that continued to slump against the dollar, or by fears of devaluation, which materialized in Russia, then threatened in Brazil. Japan showed some willingness to address its lingering economic problems. But the modest gains attributed to Japanese stocks owned by U.S. investors were primarily the result of a weaker dollar.


Outlook and Opportunities

As investors, you may be asking where the opportunities are in a stock market that has soared for the better part of a decade and a bond market where interest rates are at or near historic lows. My reply: in diversification -- and in markets that have been beaten down, such as small and mid-cap stocks, high-yield bonds, and foreign markets. But every investor has individual goals. Now is a good time to consult your financial professional. And as always, thank you for your confidence in State Street Research funds.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman
December 31, 1998

(1)The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)5.14% for Class B shares; 5.01% for Class C shares; 6.18% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4)Class S shares, offered without a sales charge, are available through certain employee bene-fit plans and special programs.

(5)The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1998)
--------------------------------------------------------------------------------

Total Value of $10,000 Invested at Fund's
Inception on 7/5/89(3)
(Class A shares, at maximum applicable sales charge)

[mountain chart data begins]

 7/89          9550
12/89          9714
12/90         10036
12/91         11428
12/92         12465
12/93         14108
12/94         13256
12/95         15259
12/96         15820
12/97         17279
12/98         18303

[mountain chart data ends]


Average Annual Total Return
(at maximum applicable sales charge)(3,4,5)
=====================================================

              Life of Fund
             (since 7/5/89)     5 Years      1 Year
-----------------------------------------------------
Class A           6.57%          4.38%       1.16%
-----------------------------------------------------
Class B           6.62%          4.22%       0.14%
-----------------------------------------------------
Class C           6.62%          4.53%       4.01%
-----------------------------------------------------
Class S           7.25%          5.60%       6.18%
=====================================================

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                             Taxable
                            Equivalent
                              Yield
                           (36% federal
                Yield      tax bracket)
=======================================
Class A         3.85%         6.02%
---------------------------------------
Class B         3.27%         5.11%
---------------------------------------
Class C         3.41%         5.33%
---------------------------------------
Class S         4.27%         6.67%
=======================================

Yield is based on net investment income for the 30 days ended December 31, 1998. While a substantial portion of income will be exempt from federal income tax, investors may be subject to alternative minimum tax and income may be subject to state or local tax. Investors should consult their tax adviser.

PORTFOLIO MANAGER'S REVIEW
New York Tax-Free Fund: Another solid year for municipal bonds


[photo of Paul Clifford]

Paul Clifford
Portfolio Manager


We spoke with Paul Clifford, portfolio manager of State Street Research New York Tax-Free Fund, about the Fund's performance for the year ended December 31, 1998 and his views on the period ahead.


Q: How did the Fund perform last year?

A: It was a good year for the Fund. Class A shares returned 5.92% for the 12 months ended December 31, 1998 [does not reflect sales charge].(2) That was higher than the Lipper average New York municipal debt fund, which returned 5.64%. The Fund underperformed the Lehman Brothers Municipal Bond Index, which gained 6.48% for the same period.


Q: Why did the Fund outperform other New York municipal bond funds?

A: We made three key decisions that worked in the Fund's favor. First, we lengthened the duration of the Fund based on the outlook of State Street Research fixed income group. Duration is a measure of the Fund's sensitivity to changes in interest rates. What's more, the timing of our decision to lengthen duration was fortuitous: we lengthened ahead of the decline in interest rates.

Second, we made a decision early in the year to increase the credit quality of the portfolio. The yield premium for lesser-quality bonds had declined substantially, making valuations less compelling. Third, we focused on the structure of our bonds, examining each opportunity for the optimal combination of maturity, price, and call features.


Q: What changes did you make to the composition of the portfolio during the year?

A: We added investments in education, and we increased our exposure to insured bonds. That's not surprising in light of our emphasis on quality. It also reflects a trend in our market: In the past five years, the percentage of bonds that are insured with AAA ratings has grown from 34% to 55%. Insurance premiums have come down, and yields have become increasingly competitive.

We also reduced our exposure to health care bonds and turned cautious on utility bonds, where an evolving regulatory environment has induced uncertainty. Overall, however, we kept the turnover of the Fund quite low for the year.


Q: What is your outlook for New York bonds in the period ahead?

A: We believe that slowing global economic growth could continue to affect the U.S. economy and that eventually it will be felt in New York state as well. As a result, we believe that interest rates could come down even further. Right now the municipal market is inexpensive compared to the U.S. Treasury market.


December 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bond Quality Ratings*
(by percentage of long-term investments)

[pie chart data begins]

AA   18%
A    20%
BBB  13%
BB    8%
AAA  41%

[pie chart data ends]


As rated by Standard & Poor's Corporation or Moody's Investors Service, Inc. *11% of the above bonds were unrated and included among relevant rating categories as determined by the Fund's manager.


Top 5 Sectors
(by percentage of net assets)

[bar chart data begins]

General obligation             19.6%
College and university         12.4%
Lease                           8.8%
Power                           8.7%
Water/sewer                     8.0%

Total: 57.5%

[bar chart data ends]

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1998

--------------------------------------------------------------------------------------------
                                         Principal          Maturity              Value
                                          Amount             Date                (Note 1)
--------------------------------------------------------------------------------------------
MUNICIPAL BONDS 101.1%

General Obligation 19.6%
City of New York, General
Obligation Bonds, Fiscal 1992
Series H, 7.00% ...................... $  185,000          2/01/2005            $   203,276

City of New York, General
Obligation Bonds, Fiscal 1995
Series F, 6.375% .....................  1,910,000          2/15/2006              2,139,926

County of Onondaga, New
York, General Improvement
(Serial) Bonds, 1992, 5.70%* .........  2,000,000          4/01/2007              2,223,100

County of Nassau, New York,
General Obligation Refunding
Bonds, Series G, MBIA
Insured, 5.45% .......................  1,000,000          1/15/2015              1,079,070

Commonwealth of Puerto
Rico, General Obligation
Public Improvement Refunding
Bonds, Series 1995A, MBIA
Insured, 5.65% .......................  1,000,000          7/01/2015              1,121,640

Commonwealth of Puerto
Rico, General Obligation
Public Improvement Refunding
Bonds, Series 1998, 0.00% ............  1,000,000          7/01/2015                443,010

County of Monroe, New York,
Public Improvement Refunding
Bonds, Series A, 6.00% ...............  1,535,000          3/01/2017              1,746,354

Commonwealth of Puerto Rico
Public Improvement Refunding
Bonds, Series 1999 (General
Obligation Bonds), 5.25% .............  2,350,000          7/01/2017              2,458,006

City of New York, General
Obligation Refunding Bonds,
Series H, 6.00% ......................  1,500,000          8/01/2017              1,642,935

County of Orange, New York,
Various Purposes Serial
Bonds-1997, 5.125% ...................  1,000,000          9/01/2019              1,015,120
                                                                                -----------
                                                                                 14,072,437
                                                                                -----------

--------------------------------------------------------------------------------------------
                                         Principal          Maturity              Value
                                          Amount             Date                (Note 1)
--------------------------------------------------------------------------------------------
Airport 1.5%
Port Authority of New York
and New Jersey, Special
Project Bonds, Series 6, JFK
International Air Terminal LLC
Project, MBIA Insured, Subject
to AMT, 5.75% ........................ $1,000,000         12/01/2022            $ 1,071,960
                                                                                -----------
Certificates of Participation 1.8%
City of Syracuse, New York,
(Syracuse Hancock
International Airport),
Certificates of Participation,
Series 1992, Subject to AMT,
6.60% ................................  1,185,000          1/01/2006              1,283,912
                                                                                -----------
College & University 12.4%
Dormitory Authority of the
State of New York, Mt. Sinai
School of Medicine, Series B,
MBIA Insured, 5.70% ..................  1,000,000          7/01/2011              1,114,680

Dormitory Authority of the
State of New York, Canisius
College, Revenue Bonds,
Series 1995, CapMAC Insured,
0.00% ................................  1,550,000          7/01/2013                777,480

Dormitory Authority of the
State of New York,
Montefiore Medical Center,
FHA-Insured Mortgage
Hospital Revenue Bonds,
Series 1996, AMBAC Insured,
5.25% ................................  2,000,000          2/01/2015              2,059,860

Dormitory Authority of the
State of New York, City
University System
Consolidated, Series A,
AMBAC Insured, 5.625% ................  1,000,000          7/01/2016              1,103,140

Dormitory Authority of the
State of New York, Insured
Revenue Bonds, (853 Schools
Program Issue), The Center for
Developmental Disabilities,
Inc., Series 1997A, AMBAC
Insured, 5.00% .......................  1,000,000          7/01/2017              1,000,800

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                 Principal          Maturity      Value
                                                  Amount             Date        (Note 1)
--------------------------------------------------------------------------------------------
College & University (cont'd)
Dormitory Authority of the
State of New York, State
University Athletic Facility,
Revenue Bonds, 1998 Issue,
MBIA Insured, 4.50% ........................... $1,000,000          7/01/2021   $   931,650

Dormitory Authority of the
State of New York,
Rockefeller University,
Revenue Bonds, Series 1998,
4.75% .........................................  2,000,000          7/01/2037     1,892,140
                                                                                -----------
                                                                                  8,879,750
                                                                                -----------
Hospital/Health Care 5.1%
Dormitory Authority of the
State of New York, Nyack
Hospital Revenue Bonds,
Series 1996, 6.00% ............................  1,500,000          7/01/2006     1,611,090

Dormitory Authority of the
State of New York, Mental
Health Services Facilities
Improvement Revenue Bonds,
Series 1997B, 5.50% ...........................  1,000,000          8/15/2017     1,041,660

Oswego County Industrial
Development Agency,
(Oswego New York), Civic
Facility Revenue Bonds, Series
1997A, (FHA Insured
Mortgage-Seneca Hill Manor
Inc. Project), 5.65% ..........................  1,000,000          8/01/2037     1,034,550
                                                                                -----------
                                                                                  3,687,300
                                                                                -----------
Industrial Development & Pollution Control 1.8%
City of New York, Industrial
Development Agency, Special
Facility Revenue Bonds, 1997
Northwest Airlines, Inc.
Project, 6.00% ................................  1,245,000          6/01/2027     1,282,798
                                                                                -----------
Lease 8.8%
Lyons Community Health
Initatives Corp., Facility
Revenue Bonds, Series 1994,
6.55% .........................................    470,000          9/01/2009       516,225


--------------------------------------------------------------------------------------------
                                                 Principal          Maturity      Value
                                                  Amount             Date        (Note 1)
--------------------------------------------------------------------------------------------
Dormitory Authority of the
State of New York, State
University Educational
Facilities, Revenue Bonds,
Series 1993 A, 5.50% .......................... $2,500,000          5/15/2019   $ 2,674,950

Lyons Community Health
Initiatives Corp., (New York),
Facility Revenue Bonds, Series
1994, 6.80% ...................................    940,000          9/01/2024     1,039,508

State of New York, Urban
Development Corporation,
Correctional Capital Facilities,
Series 6, FSA Insured,
5.375% ........................................  2,000,000          1/01/2025     2,055,200
                                                                                -----------
                                                                                  6,285,883
                                                                                -----------
Life Care 5.0%
Tompkins County Industrial
Development Agency, Life
Care Community Revenue
Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.70% .........................  1,430,000          6/01/2011     1,530,429

Tompkins County Industrial
Development Agency, Life
Care Community Revenue
Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.875% ........................  1,000,000          6/01/2024     1,076,870

Orange County Industrial
Development Agency, Life
Care Community Revenue
Bonds, (The Glen Arden, Inc.
Project), Series 1998, 5.70% ..................  1,000,000          1/01/2028       994,370
                                                                                -----------
                                                                                  3,601,669
                                                                                -----------
Multi-Family Housing 1.5%
New York State Housing
Finance Agency, Multi-Family
Housing Revenue Bonds,
(Secured Mortgage Program),
1992 Series F, Subject to
AMT, 6.625% ...................................  1,000,000          8/15/2012     1,072,850
                                                                                -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                        Principal            Maturity             Value
                                          Amount               Date              (Note 1)
--------------------------------------------------------------------------------------------
Power 8.7%
Power Authority of the State
of New York, General Purpose
Bonds, Series W, 6.50% ........... $1,150,000           1/01/2008           $ 1,332,643

Puerto Rico Electric Power
Authority, Power Revenue
Refunding Bonds, Series FF,
MBIA Insured, 5.25%+ .............  1,000,000           7/01/2009             1,083,900

Long Island Power Authority,
Electric System General
Revenue Bonds, Series 1998A,
FSA Insured, 0.00% ...............  2,000,000          12/01/2017               780,560

Puerto Rico Electric Power
Authority, Power Revenue
Bonds, Series DD, FSA
Insured, 4.50% ...................  1,000,000           7/01/2019               953,620

Long Island Power Authority,
(New York), Electric System
General Revenue Bonds,
Series 1998A, 5.25% ..............  2,075,000          12/01/2026             2,083,736
                                                                            -----------
                                                                              6,234,459
                                                                            -----------
Pre-Refunded Bonds 4.7%
City of New York, General
Obligation Bonds, Fiscal 1992,
Current Interest Bonds, Series
H, Pre-Refunded to 2/1/2002
@ 101.5%, 7.00% ..................    265,000           2/01/2005               293,289

Grand Central District
Management Association,
Inc., Grand Central Business
Improvement District, Capital
Improvement Bonds, Series
1992, Pre-Refunded to
1/1/2002 @ 102, 6.50% ............  1,000,000           1/01/2010             1,094,900

New York State Thruway
Authority, Service Contract
Revenue Bonds, Pre-Refunded
to 4/1/2005 @ 102, 6.25% .........  1,000,000           4/01/2014             1,132,710


--------------------------------------------------------------------------------------------
                                        Principal            Maturity             Value
                                          Amount               Date              (Note 1)
--------------------------------------------------------------------------------------------
Town of Clifton Park Water
Authority, (New York), Water
System Revenue Bonds, 1991
Series A, FGIC Insured,
Pre-Refunded to 10/1/2001 @
102, 6.375% ...................... $  800,000          10/01/2026           $   886,448
                                                                            -----------
                                                                              3,407,347
                                                                            -----------
Resource Recovery/Solid Waste 1.4%
Dutchess County Resource
Recovery Agency, (New York),
Solid Waste System Revenue
Bonds, Tax Exempt Forward
Series 1999 A, MBIA Insured,
5.35%+ ...........................  1,000,000           1/01/2012             1,038,950
                                                                            -----------
Single-Family Housing 5.3%
State of New York Mortgage
Agency, Homeowner
Mortgage Revenue Bonds,
Series 45, 7.20% .................  2,000,000          10/01/2017             2,182,720

State of New York Mortgage
Agency, Homeowner
Mortgage Revenue Bonds,
Series 55, 5.95% .................  1,550,000          10/01/2017             1,634,258
                                                                            -----------
                                                                              3,816,978
                                                                            -----------
Structured Financings 6.1%
Port Authority of New York
and New Jersey, Special
Project Bonds, Series 4, KIAC
Partners Project, Subject to
AMT, 6.75% .......................  3,000,000          10/01/2011             3,361,710

Suffolk County Industrial
Development Agency, 1998
Industrial Development
Revenue Bonds, (Nissequogue
Cogen Partners Facility),
Subject to AMT, 5.50% ............  1,000,000           1/01/2023             1,002,600
                                                                            -----------
                                                                              4,364,310
                                                                            -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                       Principal            Maturity             Value
                                                                         Amount               Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------------
Toll Roads/Turnpike Authorities 1.4%
New York State Thruway
Authority, Local Highway and
Bridge Service Contract
Bonds, Series 1997, 5.00% ............................................ $1,000,000           4/01/2017            $   980,000
                                                                                                                 -----------
Transit/Highway 8.0%
Triborough Bridge and Tunnel
Authority, General Purpose
Revenue Bonds, Series 1994
A, 6.00% .............................................................  2,500,000           1/01/2010              2,852,525

Metropolitan Transportation
Authority, (New York),
Dedicated Tax Fund Bonds,
Series 1998A, FGIC Insured,
4.50% ................................................................  1,000,000           4/01/2018                942,140

Metropolitan Transportation
Authority, (New York),
Commuter Facilities Revenue
Bonds, Series 1998B, FGIC
Insured, 4.75% .......................................................  2,000,000           7/01/2026              1,914,200
                                                                                                                 -----------
                                                                                                                   5,708,865
                                                                                                                 -----------
Water & Sewer 8.0%
City of Niagara Falls, Niagara
County, New York, Water
Treatment Plant Bonds, 1994
(AMT), MBIA Insured, 8.50% ...........................................  1,000,000          11/01/2006              1,283,220

New York State Environmental
Facilities Corporation, State
Water Pollution Control,
Revolving Fund Revenue
Bonds, Series 1994 D, (Pooled
Loan Issue), 6.70% ...................................................  2,000,000          11/15/2009              2,304,320

Commonwealth of Puerto
Rico, Aqueduct and Sewer
Authority, General Revenue
Bonds, 6.25% .........................................................  1,000,000           7/01/2012              1,167,740

----------------------------------------------------------------------------------------------------------------------------
                                                                       Principal            Maturity             Value
                                                                         Amount               Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------------
New York City Municipal
Water Finance Authority,
Water and Sewer System
Revenue Bonds, Fiscal 1998
Series B, FGIC Insured,
5.125% ............................................................... $1,000,000           6/15/2030            $ 1,006,290
                                                                                                                 -----------
                                                                                                                   5,761,570
                                                                                                                 -----------
Total Municipal Bonds and Investments
 (Cost $66,915,000)--101.1%....................................................................................   72,551,038
Cash and Other Assets, Less Liabilities--(1.1%) ...............................................................     (820,124)
                                                                                                                 -----------
Net Assets--100.0% ............................................................................................  $71,730,914
                                                                                                                 ===========
Federal Income Tax Information:

At December 31, 1998, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $66,915,000 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost ......................................................................................................  $5,667,578

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value ...................................................................................................     (31,540)
                                                                                                                 ----------
                                                                                                                 $5,636,038
                                                                                                                 ==========

--------------------------------------------------------------------------------
+ The delivery and payment of this security is beyond the normal settlement time. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.

* This security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $2,223,100.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998


Assets
Investments, at value (Cost $66,915,000) (Note 1).....................  $72,551,038
Cash .................................................................      185,776
Interest receivable ..................................................    1,206,206
Receivable for fund shares sold ......................................       74,961
Receivable from Distributor (Note 3) .................................        9,381
Other assets .........................................................        4,990
                                                                        -----------
                                                                         74,032,352
Liabilities
Payable for securities purchased .....................................    2,044,210
Dividends payable ....................................................       65,891
Accrued transfer agent and shareholder services
  (Note 2) ...........................................................       61,961
Accrued management fee (Note 2) ......................................       33,496
Accrued distribution and service fees (Note 5) .......................       21,883
Accrued trustees' fees (Note 2) ......................................       17,387
Payable for fund shares redeemed .....................................        8,580
Other accrued expenses ...............................................       48,030
                                                                        -----------
                                                                          2,301,438
                                                                        -----------
Net Assets                                                              $71,730,914
                                                                        ===========
Net Assets consist of:
 Undistributed net investment income .................................  $     7,643
 Unrealized appreciation of investments ..............................    5,636,038
 Accumulated net realized gain .......................................      215,917
 Paid-in capital .....................................................   65,871,316
                                                                        -----------
                                                                        $71,730,914
                                                                        ===========
Net Asset Value and redemption price per share of
  Class A shares ($21,831,323 [divided by] 2,562,679 shares) .........       $8.52
                                                                             =====
Maximum Offering Price per share of Class A shares
  ($8.52 [divided by] .955)...........................................       $8.92
                                                                             =====
Net Asset Value and offering price per share of Class
  B shares ($19,272,628 [divided by] 2,262,594 shares)* ..............       $8.52
                                                                             =====
Net Asset Value and offering price per share of Class
  C shares ($1,121,901 [divided by] 131,635 shares)* .................       $8.52
                                                                             =====
Net Asset Value, offering price and redemption price
  per share of Class S shares ($29,505,062 [divided by]
  3,459,975 shares) ..................................................       $8.53
                                                                             =====

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1998

Investment Income
Interest ............................................................    $3,973,873

Expenses
Management fee (Note 2) .............................................       386,106
Transfer agent and shareholder services (Note 2) ....................       122,773
Custodian fee .......................................................       100,695
Legal fees ..........................................................        24,421
Audit fee ...........................................................        21,893
Trustees' fees (Note 2) .............................................        18,667
Reports to shareholders .............................................        17,838
Registration fees ...................................................         9,557
Service fee--Class A (Note 5) .......................................        52,247
Distribution and service fees--Class B (Note 5) .....................       181,161
Distribution and service fees--Class C (Note 5) .....................         9,175
Miscellaneous .......................................................         3,685
                                                                         ----------
                                                                            948,218
Expenses borne by the Distributor (Note 3) ..........................       (94,339)
Fees paid indirectly (Note 2) .......................................       (12,467)
                                                                         ----------
                                                                            841,412
                                                                         ----------
Net investment income ...............................................     3,132,461
                                                                         ----------
Realized and Unrealized Gain (Loss)
  on Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 4) ....................       803,059
Net realized loss on futures contracts (Note 1) .....................      (104,172)
                                                                         ----------
  Total net realized gain ...........................................       698,887
Net unrealized appreciation of investments ..........................        38,972
                                                                         ----------
Net gain on investments and futures contracts .......................       737,859
                                                                         ----------
Net increase in net assets resulting from operations ................    $3,870,320
                                                                         ==========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                     Years ended December 31
                                  -----------------------------
                                     1997              1998
---------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income .........   $ 3,344,097       $ 3,132,461
Net realized gain on
  investments and futures
  contracts ...................       532,092           698,887
Net unrealized appreciation of
  investments .................     2,315,876            38,972
                                  -----------       -----------
Net increase resulting from
  operations...................     6,192,065         3,870,320
                                  -----------       -----------
Dividends from net
  investment income:
  Class A .....................      (937,424)         (979,607)
  Class B .....................      (668,573)         (713,178)
  Class C .....................       (28,327)          (35,961)
  Class S .....................    (1,615,010)       (1,490,835)
                                  -----------       -----------
                                   (3,249,334)       (3,219,581)
                                  -----------       -----------
Distribution from net
  realized gains:
  Class A .....................            --          (106,242)
  Class B .....................            --           (93,678)
  Class C .....................            --            (5,564)
  Class S .....................            --          (144,500)
                                  -----------       -----------
                                           --          (349,984)
                                  -----------       -----------
Net increase (decrease) from
  fund share transactions
  (Note 8) ....................    (3,890,647)        1,246,461
                                  -----------       -----------
Total increase (decrease) in
  net assets ..................      (947,916)        1,547,216

Net Assets
Beginning of year .............    71,131,614        70,183,698
                                  -----------       -----------
End of year (including
  undistributed net
  investment income of
  $94,763 and $7,643,
  respectively) ...............   $70,183,698       $71,730,914
                                  ===========       ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998


Note 1

State Street Research New York Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. The Trust consists presently of two separate funds: State Street Research New York Tax-Free Fund and State Street Research Tax-Exempt Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the Fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Effective January 1, 1999, the Fund began offering Class B(1) shares which are subject to a contingent deferred sales charge on certain redemptions made within six years. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------


B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.


D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1998, the Fund has designated as long-term $349,984 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.


F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records realized gain or loss equal to the differences between the value of the contract at the time it was opened and the value at the time it was closed.


G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1998, there were no loaned securities.


Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1998, the fees pursuant to such agreement amounted to $386,106.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1998, the amount of such expenses was $34,940.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended December 31, 1998 the Fund's transfer agent fees were reduced by $12,467 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,667 during the year ended December 31, 1998.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $94,339.


Note 4

For the year ended December 31, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $24,984,042 and $23,141,209, respectively.


Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1998, fees pursuant to such plan amounted to $52,247, $181,161 and $9,175 for Class A, Class B and Class C shares, respectively.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 5 (cont'd)

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $15,690 and $108,886, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $145,513 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $49,228 on redemptions of Class B shares during the same period.


Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.


Note 7

At December 31, 1998, investments totalling 12.2% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA).


Note 8

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1998, the Distributor owned 59,032 Class C shares of the Fund.

Share transactions were as follows:

                                                                        Years ended December 31
                                                      ------------------------------------------------------------
                                                               1997                              1998
                                                      --------------------------        --------------------------
Class A                                                Shares          Amount            Shares         Amount
------------------------------------------------------------------------------------------------------------------
Shares sold ....................................       582,598      $  4,780,960         657,773      $  5,590,343
Issued upon reinvestment of:
  Dividends from net investment income .........        90,168           742,070          89,437           761,215
  Distribution from net realized gains .........            --                --          11,045            94,432
Shares repurchased .............................      (707,169)       (5,809,807)       (576,644)       (4,906,505)
                                                      --------      ------------        --------      ------------
Net increase (decrease) ........................       (34,403)     $   (286,777)        181,611      $  1,539,485
                                                      ========      ============        ========      ============

Class B                                                Shares          Amount            Shares         Amount
------------------------------------------------------------------------------------------------------------------
Shares sold ....................................       368,649      $  3,022,966         565,686      $  4,819,374
Issued upon reinvestment of:
  Dividends from net investment income .........        60,770           499,904          56,661           482,197
  Distribution from net realized gains .........            --                --          10,549            90,200
Shares repurchased .............................      (444,087)       (3,640,568)       (425,334)       (3,613,742)
                                                      --------      ------------        --------      ------------
Net increase (decrease) ........................       (14,668)     $   (117,698)        207,562      $  1,778,029
                                                      ========      ============        ========      ============

Class C                                                Shares          Amount            Shares         Amount
------------------------------------------------------------------------------------------------------------------
Shares sold ....................................        21,486      $    177,283          45,289      $    387,831
Issued upon reinvestment of:
  Dividends from net investment income .........           789             6,513             751             6,390
  Distribution from net realized gains .........            --                --             480             4,110
Shares repurchased .............................        (3,813)          (31,241)         (9,778)          (83,337)
                                                      --------      ------------        --------      ------------
Net increase ...................................        18,462      $    152,555          36,742      $    314,994
                                                      ========      ============        ========      ============

Class S                                                Shares          Amount            Shares         Amount
------------------------------------------------------------------------------------------------------------------
Shares sold ....................................        30,543      $    251,985          68,935      $    586,385
Issued upon reinvestment of:
  Dividends from net investment income .........       147,584         1,215,141         118,453         1,008,891
  Distribution from net realized gains .........            --                --          14,819           126,851
Shares repurchased .............................      (621,522)       (5,105,853)       (483,714)       (4,108,174)
                                                      --------      ------------        --------      ------------
Net decrease ...................................      (443,395)     $ (3,638,727)       (281,507)     $ (2,386,047)
                                                      ========      ============        ========      ============

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                   Class A
                                                               --------------------------------------------------
                                                                           Years ended December 31
                                                               --------------------------------------------------
                                                               1994        1995       1996       1997       1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          8.43        7.53       8.23       8.13       8.48
                                                               -----      ------      -----     ------     ------
 Net investment income ($)*                                     0.40        0.40       0.38       0.39       0.39
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                    (0.90)       0.71      (0.09)      0.35       0.09
                                                               -----      ------      -----     ------     ------
Total from investment operations ($)                           (0.50)       1.11       0.29       0.74       0.48
                                                               -----      ------      -----     ------     ------
 Dividends from net investment income ($)                      (0.39)      (0.41)     (0.39)     (0.39)     (0.40)
 Distributions from net realized gains ($)                     (0.01)         --         --         --      (0.04)
                                                               -----      ------      -----     ------     ------
Total distributions ($)                                        (0.40)      (0.41)     (0.39)     (0.39)     (0.44)
                                                               -----      ------      -----     ------     ------
Net asset value, end of year ($)                                7.53        8.23       8.13       8.48       8.52
                                                               =====      ======     ======     ======     ======
Total return(a) (%)                                            (6.04)      15.11       3.68       9.22       5.92
Ratios/supplemental data:
Net assets at end of year ($ thousands)                       18,214      20,043     19,636     20,193     21,831
Ratio of operating expenses to average net assets (%)*          1.10        1.10       1.10       1.10       1.12
Ratio of net investment income to average net assets (%)*       5.07        5.07       4.76       4.88       4.55
Portfolio turnover rate (%)                                    64.80      109.74      89.14      50.92      32.86
* Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                     0.03        0.02       0.01       0.01       0.01

                                                                                   Class B
                                                               --------------------------------------------------
                                                                           Years ended December 31
                                                               --------------------------------------------------
                                                               1994        1995       1996       1997       1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          8.43        7.53       8.23       8.13       8.48
                                                               -----      ------      -----     ------     ------
 Net investment income ($)*                                     0.34        0.34       0.32       0.33       0.32
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                    (0.90)       0.71      (0.09)      0.35       0.10
                                                               -----      ------      -----     ------     ------
Total from investment operations ($)                           (0.56)       1.05       0.23       0.68       0.42
                                                               -----      ------      -----     ------     ------
 Dividends from net investment income ($)                      (0.33)      (0.35)     (0.33)     (0.33)     (0.34)
 Distributions from net realized gains ($)                     (0.01)         --         --         --      (0.04)
                                                               -----      ------      -----     ------     ------
Total distributions ($)                                        (0.34)      (0.35)     (0.33)     (0.33)     (0.38)
                                                               -----      ------      -----     ------     ------
Net asset value, end of year ($)                                7.53        8.23       8.13       8.48       8.52
                                                               =====      ======     ======     ======     ======
Total return(a) (%)                                            (6.74)      14.26       2.91       8.41       5.14
Ratios/supplemental data:
Net assets at end of year ($ thousands)                       12,131      15,084     19,824     17,426     19,273
Ratio of operating expenses to average net assets (%)*          1.85        1.85       1.85       1.85       1.87
Ratio of net investment income to average net assets (%)*       4.34        4.32       4.01       4.12       3.81
Portfolio turnover rate (%)                                    64.80      109.74      89.14      50.92      32.86
* Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                     0.03        0.02       0.01       0.01       0.01

                                                                                    Class C
                                                               --------------------------------------------------
                                                                           Years ended December 31
                                                               --------------------------------------------------
                                                               1994        1995       1996       1997       1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          8.44        7.53       8.23       8.13       8.49
                                                               -----      ------      -----     ------     ------
 Net investment income ($)*                                     0.34        0.35       0.32       0.34       0.32
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                    (0.91)       0.70      (0.09)      0.35       0.09
                                                               -----      ------      -----     ------     ------
Total from investment operations ($)                           (0.57)       1.05       0.23       0.69       0.41
                                                               -----      ------      -----     ------     ------
 Dividends from net investment income ($)                      (0.33)      (0.35)     (0.33)     (0.33)     (0.34)
 Distributions from net realized gains ($)                     (0.01)         --         --         --      (0.04)
                                                               -----      ------      -----     ------     ------
Total distributions ($)                                        (0.34)      (0.35)     (0.33)     (0.33)     (0.38)
                                                               -----      ------      -----     ------     ------
Net asset value, end of year ($)                                7.53        8.23       8.13       8.49       8.52
                                                               =====      ======      =====     ======     ======
Total return(a) (%)                                            (6.86)      14.25       2.90       8.53       5.01
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          774         651        622        805      1,122
Ratio of operating expenses to average net assets (%)*          1.85        1.85       1.85       1.85       1.87
Ratio of net investment income to average net assets (%)*       4.31        4.35       4.03       4.11       3.80
Portfolio turnover rate (%)                                    64.80      109.74      89.14      50.92      32.86
* Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                     0.03        0.02       0.01       0.01       0.01

                                                                                   Class S
                                                              --------------------------------------------------
                                                                          Years ended December 31
                                                              --------------------------------------------------
                                                               1994        1995       1996       1997       1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          8.44        7.54       8.24       8.14       8.49
                                                              ------      ------      -----      -----     ------
 Net investment income ($)*                                     0.42        0.42       0.40       0.43       0.41
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                    (0.90)       0.71      (0.09)      0.33       0.09
                                                              ------      ------     ------      -----     ------
Total from investment operations ($)                           (0.48)       1.13       0.31       0.76       0.50
                                                              ------      ------     ------      -----     ------
 Dividends from net investment income ($)                      (0.41)      (0.43)     (0.41)     (0.41)     (0.42)
 Distributions from net realized gains ($)                     (0.01)         --         --         --      (0.04)
                                                              ------      ------     ------     ------     ------
Total distributions ($)                                        (0.42)      (0.43)     (0.41)     (0.41)     (0.46)
                                                              ------      ------     ------     ------     ------
Net asset value, end of year ($)                                7.54        8.24       8.14       8.49       8.53
                                                              ======      ======     ======     ======     ======
Total return(a) (%)                                            (5.79)      15.37       3.93       9.48       6.18
Ratios/supplemental data:
Net assets at end of year ($ thousands)                       40,750      38,757     34,050     31,759     29,505
Ratio of operating expenses to average net assets (%)*          0.85        0.85       0.85       0.85       0.87
Ratio of net investment income to average net assets (%)*       5.29        5.33       5.01       5.13       4.81
Portfolio turnover rate (%)                                    64.80      109.74      89.14      50.92      32.86
* Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                     0.03        0.02       0.01       0.01       0.01

--------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research New York Tax-Free Fund



In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research New York Tax-Free Fund had a strong year. Class A shares returned 5.92% [does not reflect sales charge] for the 12 months ended December 31, 1998. This total return performance was higher than that of the average New York municipal debt fund tracked by Lipper Analytical Services, which returned 5.64% for the same period. The Lehman Brothers Municipal Bond Index gained 6.48% for the same period.

The Fund currently invests in tax-exempt debt obligations issued by or on behalf of New York state, New York City or the political subdivisions and other governmental agencies of either jurisdiction.

The manager added value by lengthening the Fund's duration, by raising the Fund's overall quality, and by focusing on the structure of each bond added to the portfolio. Turnover was low, and few major changes were made to the portfolio for the year.

December 31, 1998


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment-grade municipal bonds, all from issues larger than $50 million and with maturities greater than two years. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                      Change In Value Of $10,000 Based On
                        The Lehman Municipal Bond Index
                     Compared To Change In Value of $10,000
                       Invested In New York Tax-Free Fund

Class A Shares

----------------------------------
   Average Annual Total Return
----------------------------------
1 Year      5 Years   Life of Fund
----------------------------------
1.16%        4.38%       6.57%
----------------------------------


[line chart data for Class A Shares begins]

           New York      Lehman
           Tax-Free     Municipal
             Fund       Bond Index
 7/89         9550         10000
12/89         9714         10391
12/90        10036         11148
12/91        11428         12502
12/92        12465         13604
12/93        14108         15275
12/94        13256         14485
12/95        15259         17014
12/96        15820         17767
12/97        17279         19400
12/98        18303         20657

[line chart data for Class A Shares ends]


Class B Shares

----------------------------------
   Average Annual Total Return
----------------------------------
1 Year      5 Years   Life of Fund
----------------------------------
0.14%        4.22%       6.62%
----------------------------------


[line chart data for Class B Shares begins]

           New York      Lehman
           Tax-Free     Municipal
             Fund       Bond Index
 7/89        10000         10000
12/89        10172         10391
12/90        10509         11148
12/91        11967         12502
12/92        13052         13604
12/93        14710         15275
12/94        13719         14485
12/95        15675         17014
12/96        16131         17767
12/97        17487         19400
12/98        18386         20657

[line chart data for Class B Shares ends]


Class C Shares

----------------------------------
   Average Annual Total Return
----------------------------------
1 Year      5 Years   Life of Fund
----------------------------------
4.01%        4.53%       6.62%
----------------------------------

[line chart data for Class C Shares begins]

           New York      Lehman
           Tax-Free     Municipal
             Fund       Bond Index
 7/89        10000         10000
12/89        10172         10391
12/90        10509         11148
12/91        11967         12502
12/92        13052         13604
12/93        14726         15275
12/94        13717         14485
12/95        15671         17014
12/96        16126         17767
12/97        17502         19400
12/98        18378         20657

[line chart data for Class C Shares ends]

Class S Shares

----------------------------------
   Average Annual Total Return
----------------------------------
1 Year      5 Years   Life of Fund
----------------------------------
6.18%        5.60%       7.25%
----------------------------------

[line chart data for Class S Shares begins]

           New York      Lehman
           Tax-Free     Municipal
             Fund       Bond Index
 7/89        10000         10000
12/89        10172         10391
12/90        10509         11148
12/91        11967         12502
12/92        13052         13604
12/93        14810         15275
12/94        13952         14485
12/95        16097         17014
12/96        16729         17767
12/97        18315         19400
12/98        19447         20657

[line chart data for Class S Shares ends]

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH TAX-EXEMPT
TRUST
--------------------------------------------------------------------------------

Fund Information                     Officers                             Trustees
State Street Research                Ralph F. Verni                       Ralph F. Verni
New York Tax-Free Fund               Chairman of the Board,               Chairman of the Board,
One Financial Center                 President and                        President, Chief Executive
Boston, MA 02111                     Chief Executive Officer              Officer and Director,
                                                                          State Street Research &
Investment Adviser                   Paul J. Clifford, Jr.                Management Company
State Street Research &              Vice President
Management Company                                                        Steve A. Garban
One Financial Center                 John H. Kallis                       Former Senior Vice President
Boston, MA 02111                     Vice President                       for Finance and Operations and
                                                                          Treasurer, The Pennsylvania
Distributor                          Thomas A. Shively                    State University
State Street Research                Vice President
Investment Services, Inc.                                                 Malcolm T. Hopkins
One Financial Center                 Gerard P. Maus                       Former Vice Chairman of the
Boston, MA 02111                     Treasurer                            Board and Chief Financial
                                                                          Officer, St. Regis Corp.
Shareholder Services                 Joseph W. Canavan
State Street Research                Assistant Treasurer                  Edward M. Lamont
Service Center                                                            Formerly in banking
P.O. Box 8408                        Douglas A. Romich                    (with an affiliate of
Boston, MA 02266-8408                Assistant Treasurer                  J.P. Morgan & Co. New York);
1-800-562-0032                                                            presently engaged in private
                                     Francis J. McNamara, III             investments and civic affairs
Custodian                            Secretary and General Counsel
State Street Bank and                                                     Robert A. Lawrence
Trust Company                        Darman A. Wing                       Former Partner, Saltonstall & Co.
225 Franklin Street                  Assistant Secretary and
Boston, MA 02110                     Assistant General Counsel            Dean O. Morton
                                                                          Former Executive Vice President
Legal Counsel                        Amy L. Simmons                       Chief Operating Officer
Goodwin, Procter & Hoar LLP          Assistant Secretary                  and Director, Hewlett-Packard
Exchange Place                                                            Company
Boston, MA 02109
                                                                          Susan M. Phillips
Independent Accountants                                                   Dean, School of Business and
PricewaterhouseCoopers LLP                                                Public Management, George
160 Federal Street                                                        Washington University; former
Boston, MA 02110                                                          Member of the Board of Governors
                                                                          of the Federal Reserve System and
                                                                          Chairman and Commissioner of
                                                                          the Commodity Futures Trading
                                                                          Commission

                                                                          Toby Rosenblatt
                                                                          President,
                                                                          The Glen Ellen Company
                                                                          Vice President,
                                                                          Founders Investments Ltd.

                                                                          Michael S. Scott Morton
                                                                          Jay W. Forrester Professor of
                                                                          Management, Sloan School of
                                                                          Management, Massachusetts
                                                                          Institute of Technology

                                                           ---------------
State Street Research New York Tax-Free Fund                 Bulk Rate
One Financial Center                                        U.S. Postage
Boston, MA 02111                                                PAID
                                                             Permit #20
                                                            Holliston, MA
                                                                01746
                                                           ---------------

Question? Comments?

Call us at 1-800-562-0032
  [hearing-impaired 1-800-676-7876]
Write us at:
  State Street Research
  Service Center
  P.O. Box 8408
  Boston, MA 02266-8408
E-mail us at:
  info@ssrfunds.com
Internet site:
  www.ssrfunds.com

[STATE STREET RESEARCH LOGO]

This report is prepared for the general information of current shareholders.

When used as supplemental sales literature, this publication must be preceded or accompanied by a current State Street Research New York Tax-Free Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after March 31, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER:  (exp0200)SSR-LD                                  NYTF-395D-0299